UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        --------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 23, 2008
                                                           -------------

                          BEACON FEDERAL BANCORP, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

 Maryland                         000-52826                 26-0706826
 ---------                        ---------                 ----------
 (State or Other Jurisdiction    (Commission               (I.R.S. Employer
   of Incorporation)              File Number)            Identification No.)

               5000 Brittonfield Parkway, East Syracuse, NY 13057
               --------------------------------------------------
                    (Address of principal executive offices)
                                 (315) 433-0111
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry into a Material Definitive Agreement.

Change in Control Agreement. Effective June 24, 2008, Beacon Federal, the savings bank subsidiary of Beacon Federal Bancorp, Inc., entered into a change-in-control agreement with Frederick Lawrence, Vice President, Information Technology of Beacon Federal.

Under the terms of the change-in-control agreement, following a change-in-control of Beacon Federal Bancorp, Inc. or Beacon Federal, Mr.
Lawrence is entitled to a payment if, within one year following the change-in-control, Mr. Lawrence's employment is involuntarily terminated, other than for cause, or if Mr. Lawrence voluntarily terminates employment within one year after the occurrence of either (a) a demotion, loss of title, office or significant authority, (b) reduction in his annual compensation or benefits, or
(c) relocation of his principal place of employment by more than 50 miles from its location immediately prior to the change-in-control, provided that Mr. Lawrence provides notice to Beacon Federal within 90 days of the occurrence of such a condition and Beacon Federal has not remedied the condition within 30 days after receiving such notice. In the event Mr. Lawrence is entitled to receive a payment pursuant to the change-in-control agreement, she will receive a cash payment equal to the sum of (a) his highest annual rate of base salary paid at any time under the change-in-control agreement, plus (b) the highest bonus paid to Mr. Lawrence with respect to the completed fiscal year prior to the change-in-control. Such cash payment will be paid in a lump-sum within 30 days after Mr. Lawrence's termination of employment.

In addition to the cash payment, Mr. Lawrence is entitled to receive life insurance and non-taxable medical and dental coverage for a period of one year following the date of termination. Notwithstanding any provision to the contrary in the change-in-control agreement, payments under the change-in-control agreement are limited so that they will not constitute an "excess parachute payment" under Section 280G of the Internal Revenue Code.

The change-in-control agreement for Mr. Lawrence is attached as Exhibit 10.1 to this Current Report on Form 8-K. The above description of the agreement is qualified by reference to the agreement itself.

Item 9.01. Financial Statements and Exhibits.

          (a) Financial Statements of Businesses Acquired: None

          (b) Pro Forma Financial Information: None

          (c) Shell company transactions: None

          (d) Exhibits:

          Exhibit 10.1: Change in Control Agreement for Frederick Lawrence


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           BEACON FEDERAL BANCORP, INC.


Date: June 25, 2008              By:     /s/ Ross J. Prossner
      -------------                      -------------------------------------
                                         Ross J. Prossner
                                         President and Chief Executive Officer
                                         (Duly Authorized Representative)